UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 14, 2005

INTEGRATED HEALTHCARE HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-23511	87-0412182
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1301 North Tustin Avenue
Santa Ana, California 92705
(Address of Principal Executive Offices) (Zip Code)

(714) 953-3503
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On December 14, 2005, Integrated Healthcare Holdings, Inc. (the “Company”), WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC (“PCHI”) West Coast Holdings, LLC, Orange County Physicians Investment Network, LLC (“OC-PIN”), Ganesha Realty, LLC (collectively, the “Credit Parties”), and Medical Provider Financial Corporation II (“Medical Provider II”), executed Amendment No.1 to Credit Agreement, dated as of December 12, 2005 (the “Amendment”), that amends that certain credit agreement, dated as of March 3, 2005 (the “March Credit Agreement”), by and between the Company, the Credit Parties and Medical Provider II.

The Amendment (i) declares cured those certain events of default set forth in the notices of default received on or about May 9, 2005, from Medical Provider II, (ii) requires the Company to pay $5,000,000 to Medical Provider Financial Corporation II for mandatory prepayment required under the March Credit Agreement, (iii) requires the Company to obtain $10,700,000 in additional new capital contributions to pay in full and retire all amounts due and owing under the new loan evidenced by the Credit Agreement (as defined below) and (iv) includes certain indemnities and releases in favor of the Lender.

On December 14, 2005, the Company also entered into a credit agreement (the “Credit Agreement”), dated as of December 12, 2005, with the Credit Parties and Medical Provider Financial Corporation III (the “Lender”). Under the Credit Agreement, the Lender loaned a total of $10,700,000 to the Company as evidenced by that certain promissory note in favor of the Lender (the “Note”) with a total principal balance of $10,700,000. In connection with the Credit Agreement, the following documents were executed and delivered on December 14, 2005, (i) a warrant in favor of the Lender (the “Warrant”) to purchase that number of shares of the Company’s common stock equal in value to the amount of the Note not repaid at maturity, (ii) a security agreement, dated as of December 12, 2005, made by the Company and the Lender (the “Security Agreement”), (iii) two guaranty agreements, both dated as of December 12, 2005, made by OC-PIN and PCHI in favor of Lender (the “Guaranties”), and (iv) a pledge agreement, dated as of December 12, 2005, made by the Company in favor of the Lender (the “Pledge Agreement”).

The Note bears interest at the rate of 12.0% per annum. Interest is payable monthly, in arrears, on the first day of each month. The entire principal amount and all accrued but unpaid interest on the Note are due and payable in full in a single payment on December 12, 2006. The Company may not prepay the Note in whole or in part.

The Warrant is exercisable from and after December 12, 2005 until the occurrence of either a termination of the Credit Agreement by the Lender or the Company’s payment in full of all obligations under the Credit Agreement. The Warrant is only exercisable in an event of default under the loan documents. The Lender’s right to purchase the Company’s common stock is based upon a percentage of all issued and outstanding common stock, warrants, options, and all other common stock equivalents as of the exercise date and shall at minimum equal the outstanding amount of the Note, including interest thereon, due and owing to Lender. The Warrant is exercisable for an aggregate payment of $1.00, regardless of the amount of shares acquired.

The Company is obligated to register the shares of common stock issuable upon exercise of the Warrant by filing a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), no later than ninety days prior to the maturity date of the loan. If the Company proposes to file a registration statement under the Securities Act on or before the expiration date of the Warrant, then the Company must offer to the holder of the Warrant the opportunity to include the number of shares of common stock as the holder may request. The Warrant holder’s rights under the Warrant also include (i) demand and piggy-back registration rights, (ii) indemnification of all holders, (iii) informational, observer, and inspection rights, and (iv) anti-dilution protection.

The Security Agreement creates in favor of the Lender a legal, valid, and enforceable security interest on substantially all of the assets of the Company in order to secure the prompt and complete payment and performance of all of the Company’s obligations under the Credit Agreement and other loan documents associated therewith.

Both of the Guaranties made by OC-PIN and PCHI, guaranty the payment of the new loan and pledge their assets as additional security for the payment and performance of the obligations under the Credit Agreement.

In the Pledge Agreement, the Company pledges, in favor of the Lender, all of the Company’s equity in WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., and Coastal Communities Hospital, Inc.

OC-PIN is a majority shareholder of the Company and is managed by Dr. Anil V. Shah. OC-PIN is owned by Dr. Shah and a number of physicians practicing at the hospitals owned and operated by the subsidiaries of the Company.

WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., and Coastal Communities Hospital, Inc. are wholly owned subsidiaries of the Company.

The forms of definitive agreements relating to the transaction are furnished as exhibits to this Report. The preceding descriptions of the definitive agreements are summary in nature and do not purport to be complete. This summary should be read in connection with the exhibits hereto.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

The sale of securities referenced in Item 1.01 of this Report have not been registered under the Securities Act, or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. See Index to Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED HEALTHCARE HOLDINGS, INC.

Date: December 20, 2005	By:	/s/ Bruce Mogel
Name: Bruce Mogel Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1
Amendment No.1 to Credit Agreement, dated as of December 12, 2005, by and among the Company, WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC, West Coast Holdings, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, and Medical Provider Financial Corporation II.

99.2
Credit Agreement, dated as of December 12, 2005, by and among the Company, WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC, West Coast Holdings, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, and Medical Provider Financial Corporation III.

99.3	Promissory Note, dated as of December 12, 2005, made by the Company in favor of Medical Provider Financial Corporation III.
99.4	Common Stock Warrant, dated as of December 12, 2005, issued by the Company in favor of Healthcare Financial Management & Acquisitions, Inc.
99.5	Security Agreement, dated as of December 12, 2005, made by the Company and Medical Provider Financial Corporation III.
99.6	Guaranty Agreement, dated as of December 12, 2005, made by Pacific Coast Holdings Investment, LLC in favor of Medical Provider Financial Corporation III
99.7	Guaranty Agreement, dated as of December 12, 2005, made by Orange County Physicians Investment Network, LLC in favor of Medical Provider Financial Corporation III
99.8	Pledge Agreement, dated as of December 12, 2005, made by the Company in favor of Medical Provider Financial Corporation III.